Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

High Income Opportunity Fund Inc.
(Name of Registrant as Specified in its Charter)

Gordon Swartz

Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which the transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)      Proposed maximum aggregate value of transaction:

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                       HIGH INCOME OPPORTUNITY FUND INC.
                               125 Broad Street
                           New York, New York 10004

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                        To be Held on February 24, 2003

                               -----------------

To the Stockholders of High Income Opportunity Fund Inc.:

   The Annual Meeting of Stockholders of High Income Opportunity Fund Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York, on February 24, 2003 at 10:00 a.m. (New York Time) for the following purposes:

      1. To elect three Class II directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

      2. To transact such other business as may properly come before the meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on January 10, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                            By Order of the Board of Directors

                            Christina T. Sydor
                            Secretary

New York, New York
January 22, 2003

                               -----------------

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                     Instructions for Signing Proxy Cards

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   Registration                             Valid Signature
                   ------------                             ---------------
Corporate Accounts
(1) ABC Corp...................................... ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp...................................... John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer............ John Doe
(4) ABC Corp. Profit Sharing Plan................. John Doe, Trustee

Trust Accounts
(1) ABC Trust..................................... Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78.......... Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr.
    UGMA.......................................... John B. Smith
(2) John B. Smith................................. John B. Smith, Jr., Executor

                       HIGH INCOME OPPORTUNITY FUND INC.
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON FEBRUARY 24, 2003

                                 INTRODUCTION

   This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York 10022, on February 24, 2003 at 10:00 a.m. (Eastern Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

   The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Smith Barney Fund Management LLC ("SBFM" or the "Manager"), the Fund's investment manager; Salomon Smith Barney Inc. ("Salomon Smith Barney" or "SSB"), an affiliate of SBFM; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney and SBFM are each located at 399 Park Avenue, New York, New York 10022; PFPC is located at P.O. Box 8030, Boston, Massachusetts 02266.

   The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 2002, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about January 22, 2003. The Fund will provide, without charge, additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-331-1710.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of the proposal is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

   The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

   The Board of Directors of the Fund has fixed the close of business on January 10, 2003 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 72,715,804.1140 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 71,052,392.8490 or 97.71% were held in accounts, but not beneficially owned, by CEDE & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

   In the event that a quorum is not present, or if sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposal.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   The Board of Directors of the Fund is currently classified into three classes. The directors serving in Class II have terms expiring at the Meeting; the Class II directors currently serving on the board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2006 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. One director previously serving in Class II, Heath B. McLendon, resigned as Chairman and Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee of SSB. Mr. R. Jay Gerken is currently serving as a Director, having been nominated and elected by the Board of Directors at a meeting held on September 13, 2002, in order to fill the vacancy resulting from Mr. McLendon's resignation. The affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

   The Board knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

   Certain information concerning the nominees is set forth below. All of the nominees for Class II currently serve as Directors of the Fund. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk(*). Information as to beneficial ownership is based upon information furnished to the Fund by Directors.

                  Persons Nominated for Election as Directors

                                                                   Number of
                                   Term of                        Portfolios
                                  Office and                        in Fund       Other
                      Position(s) Length of       Principal         Complex   Directorships
                       Held with     Time    Occupation(s) During  Overseen      Held by
Name, Address and Age    Fund       Served     Past Five Years    by Director   Director
--------------------- ----------- ---------- -------------------- ----------- -------------
R. Jay Gerken*         Director/    Since    Managing Director        226        None
SSB                    Chairman,    2002     of SSB; Chairman,
399 Park Avenue        President             President and CEO
New York, NY 10022     and Chief             of SBFM, Travelers
Age 51                 Executive             Investment Adviser,
                       Officer               Inc. ("TIA") and
                                             CitiFund
                                             Management Inc.

Roderick C. Rasmussen  Director     Since    Investment               28         None
9 Cadence Court                     1993     Counselor
Morristown, NJ 07960
Age 76

John P. Toolan         Director     Since    Retired                  28         Trustee
7202 Southeast Golf                 1993                                         John
 Ridge Way                                                                       Hancock
Hobe Sound, FL 33455                                                             Funds
Age 72

   The remainder of the Board currently constitutes the Class I and the Class III directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2004 and 2005, respectively.

                                 Directors Continuing in Office
                                                                         Number of
                                        Term of                         Portfolios
                                       Office and                         in Fund       Other
                           Position(s) Length of       Principal          Complex   Directorships
                            Held with     Time     Occupations During    Overseen      Held by
  Name, Address and Age       Fund       Served     Past Five Years     by Director   Director
  ---------------------    ----------- ----------  ------------------   ----------- -------------
CLASS I DIRECTORS
Lee Abraham                 Director     Since    Retired; Former           28      Signet
13732 LeHavre Drive                      1999     Chairman and CEO                  Group PLC
Frenchman's Creek                                 of Associated
Palm Beach Gardens, FL                            Merchandising
 33410                                            Corp., a major retail
Age 75                                            merchandising
                                                  organization. Former
                                                  Trustee of Galey &
                                                  Lord, Liz Clairborne,
                                                  R.G. Barry
                                                  Corporation

Allan J. Bloostein          Director     Since    President of Allan        35      Taubman
27 West 67th Street,                     1999     Bloostein                         Centers Inc.
Apt. 5FW                                          Associates, a
New York, NY 10023                                consulting firm.
Age 72                                            Former Director of
                                                  CVS Corporation

Richard E. Hanson, Jr.      Director     Since    Retired; Former           28      None
2751 Vermont Route 140                   1999     Head of the New
Poultney, VT 05764                                Atlanta Jewish
Age 61                                            Community High
                                                  School

CLASS III DIRECTORS

Jane F. Dasher              Director     Since    Controller of PBK         28      None
Korsant Partners                         1999     Holdings Inc., a
283 Greenwich Avenue                              family investment
3rd Floor                                         company
Greenwich, CT 06830
Age 53

Donald R. Foley             Director     Since    Retired                   19      None
3668 Freshwater Drive                    1993
Jupiter, FL 33477
Age 80

Paul Hardin                 Director     Since    Professor of Law &        36      None
12083 Morehead                           1994     Chancellor Emeritus
Chapel Hill, NC 27514-8426                        at the University of
Age 71                                            North Carolina

--------
 * Designates a Director who is affiliated with the Manager and considered an "interested person" of the Fund as defined under the 1940 Act.

                          Beneficial Ownership Report

                                               Aggregate Dollar Range*(1)
                              Dollar Range*(1) of Equity Securities in all
                                 of Equity          Funds Overseen by
                               Securities in      Director and Advised
     Name of Director             the Fund               by SBFM
     ----------------         ---------------- ---------------------------
     NON-INTERESTED DIRECTORS
     Lee Abraham                     B                      B
     Allan J. Bloostein              C                      E
     Jane F. Dasher                  B                      C
     Donald R. Foley                 D                      E
     Dr. Paul Hardin                 A                      E
     Richard E. Hanson               B                      B
     Roderick Rasmussen              B                      C
     John P. Toolan                  E                      E
     INTERESTED DIRECTOR
     R. Jay Gerken                   B                      E

--------
(*) The dollar ranges are as follows:"A" = None; "B" = $1-$10,000; "C" =
    $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(1) This information has been furnished by each director as of December 31, 2002. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 ("1934 Act").

   Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange (the "NYSE") and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year ended September 30, 2002, all filing requirements were complied with except that timely filings were not made for Peter Wilby on Form 3, Beth Semmel on Form 3, Martin Hanley on Form 3, Virgil Cumming on Form 3, Robert Wallace on Form 3, Michael Day on Form 3 and Richard Peteka on Form 3. However, during the fiscal year ended September 30, 2002, no purchases or sales were made by any of the foregoing people and they have each subsequently filed Form 3s.

                     Committees of the Board of Directors

   The Fund has an administrative and governance committee which acts as a nominating and compensation committee of the Board of Directors. The Fund has an audit committee ("Audit Committee") comprised solely of members who are independent as defined in the NYSE's Listed Company Manual. The Audit Committee is charged with recommending a firm of independent auditors to the Board of Directors and considering and discussing the Fund's accounting matters as set forth in the committee's charter. The Fund also has an Investment Performance Committee responsible for reviewing the investment performance of the Fund. The directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors"). The Fund has a pricing committee composed of all directors which is charged with determining fair value prices for securities when required.

   Eleven meetings of the Board were held between October 1, 2001 and September 30, 2002, five of which were regular meetings. Three administrative and governance committee meetings were held. Two audit committee meetings were also held. One pricing committee meeting was held. There were no nominating committee meetings held. No Director attended less than 75% of these meetings during his or her tenure.

   Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $13,380.50 were paid to such directors by the Fund during the calendar year ended December 31, 2001. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney, are currently set at $60,000 per annum plus a per meeting fee of $2,500 with respect to in-person meetings and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

                                 COMPENSATION

   The following table shows the compensation paid by the Fund to each person who was a Director during the Fund's fiscal year ended September 30, 2002 and calendar year ended December 31, 2001.

                              Compensation Table

                                                           Aggregate
                                                         Compensation
                         Aggregate                       from Fund and
                        Compensation   Total Pension     Fund Complex      Number of
                         from Fund     or Retirement   Paid to Directors Portfolios for
                       for the Fiscal Benefits Accrued for the Calendar  Which Director
                         Year Ended      as part of       Year Ended     Serves Within
    Name of Person        9/30/02      Fund Expenses       12/31/01       Fund Complex
    --------------     -------------- ---------------- ----------------- --------------
Lee Abraham              $  677.00           0            $ 73,500.00          28
Allan J. Bloostein       $  740.00           0            $117,100.00          35
Jane F. Dasher           $1,177.00           0            $ 74,700.00          28
Donald R. Foley*         $  495.00           0            $ 49,900.00          19
R. Jay Gerken+           $       0           0            $         0         226
Richard E. Hanson, Jr.   $  677.00           0            $ 73,800.00          28
Paul Hardin              $  690.00           0            $110,800.00          36
Roderick C. Rasmussen*   $  650.00           0            $ 41,700.00          28
John P. Toolan*          $       0           0            $         0          28

--------
+ Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
* Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
  Fund: Donald R. Foley: $164.00, Roderick C. Rasmussen: $114.00 and John P.
  Toolan: $777.00, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley: $21,600.00; Roderick C. Rasmussen:
  $15,000.00 and John P. Toolan: $74,100.00.
  Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80, unless elected as a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $0.

                               Current Officers

   The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                         Term of
                                                         Office
                                                           and
                                                         Length  Principal Occupation(s)
                                       Position(s) Held  of Time       During Past
        Name, Address and Age             with Fund      Served        Five Years
        ---------------------          ----------------  ------- -----------------------

R. Jay Gerken                         Director/Chairman,  Since   (see table of
SSB                                   President and       2002    directors above)
399 Park Avenue                       Chief Executive
New York, NY 10022                    Officer
Age 51

Lewis E. Daidone                      Senior              Since   Managing Director
SSB                                   Vice President      1993    of SSB; Director and
125 Broad Street                      and Chief                   Senior Vice
11th Floor                            Administrative              President of SBFM
New York, NY 10004                    Officer                     and TIA; former
Age 44                                                            Chief Financial
                                                                  Officer of certain
                                                                  Smith Barney
                                                                  Mutual Funds

Richard L. Peteka                     Chief Financial     Since   Director and Head of
SSB                                   Officer and         2002    Internal Control for
125 Broad Street                      Treasurer                   Citigroup Asset
11th Floor                                                        Management U.S.
New York, NY 10004                                                Mutual Fund
Age 41                                                            Administration
                                                                  ("CAM")
                                                                  from 1999-2002;
                                                                  Vice President, Head
                                                                  of Mutual Fund
                                                                  Administration and
                                                                  Treasurer at
                                                                  Oppenheimer Capital
                                                                  from 1996-1999

Beth A. Semmel                        Investment          Since   Managing Director
Salomon Brother Asset Management Inc, Officer             2002    of SaBAM
"SaBAM"
399 Park Avenue
New York, NY 10022
Age 41

Martin R. Hanley                      Investment          Since   Director of SSB and
SSB                                   Officer             2001    Investment Officer
399 Park Avenue                                                   of SBFM
New York, NY 10022
Age 36

                                     Term of
                                     Office*
                                       and
                         Position(s) Length  Principal Occupation(s)
                          Held with  of Time       During Past
 Name, Address and Age      Fund     Served        Five Years
 ---------------------   ----------- ------- -----------------------

Peter J. Wilby, CFA      Investment   Since    Managing Director
SaBAM                    Officer      2002     and Chief
399 Park Avenue                                Investment Officer
New York, NY 10022                             of SaBAM
Age 43

Kaprel Ozsoiak           Controller   Since    Vice President
SSB                                   2002     of SSB
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor       Secretary    Since    Managing Director
SSB                                   1993     of SSB; General
300 First Stamford Place                       Counsel and
4th Floor                                      Secretary of SBFM
Stamford, CT 06902                             and TIA
Age 51

   THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                            Audit Committee Report

   The purposes of the Fund's Audit Committee include assisting the Board of Directors in its oversight of the Fund's financial reporting process and internal controls, the Fund's financial statements and the selection of the Fund's independent accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.

   In connection with the audited financial statements as of and for the year ended September 30, 2002 included in the Fund's Annual Report for the year ended September 30, 2002 (the "Annual Report"), at a meeting held on November 20, 2002, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

   In addition, the Audit Committee discussed with the independent accountants the quality, and not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund, and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as currently in effect. The Audit Committee also received from the independent accountants the written statement required by Independence Standards Board Statement No. 1, as currently in effect, delineating relationships between the independent accountants and the Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing including auditor independence. Moreover, the Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide any assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's auditors are in fact "independent."

   Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.

                 Respectfully submitted,

                 Allan J. Bloostein      Roderick C. Rasmussen
                 Richard E. Hanson, Jr.  John P. Toolan

                 November 20, 2002

  Disclosure of Auditor Fees

   Audit Fees. Audit fees paid by Fund to KPMG LLP ("KPMG") in connection with KPMG's audit of the Fund's annual financial statements for the year ended September 30, 2002 totaled $27,000.

   Financial Information Systems Design and Implementation Fees. Neither the Fund nor its investment adviser SBFM nor other entities under common control engaged KPMG to provide advice to the Fund regarding financial information systems design or implementation during the year ended September 30, 2002.

   All other Fees. Fees billed to the Fund by KPMG during the year ended September 30, 2002 for all other non-audit services rendered to the Fund totaled approximately $2,700 (such fees related to tax services provided to the Fund). There were no other non-audit fees billed to SBFM or any entity controlling, controlled by, or under common control with SBFM that provides services to the Fund during the year ended September 30, 2002. The Fund's Board of Directors has selected KPMG as auditors for the fiscal year ending September 30, 2003.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the 2004 Annual Meeting of the stockholders of the Fund must be received by September 24, 2003 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2004 Annual Meeting will be held in February 2004. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

   The persons named as proxies for the 2004 Annual Meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by December 6, 2003, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                 OTHER MATTERS

   The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                            By Order of the Board of Directors,

                            Christina T. Sydor
                            Secretary

January 22, 2003

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

FORM OF PROXY
HIGH INCOME OPPORTUNITY FUND INC.
125 Broad Street
New York, New York 10004
This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints R. JAY GERKEN, CHRISTINA T. SYDOR, and
GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of High Income Opportunity Fund Inc. held of record by the undersigned on January 10, 2003 at a Meeting of Stockholders to be held on February 24, 2003 or any adjournment thereof.

[SEE REVERSE SIDE]   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   [SEE REVERSE
SIDE]


[ X ] Please mark votes as in this example.

The Board of Directors recommends a vote "FOR" the following proposal. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director.

1.       ELECTION OF DIRECTORS
Class II. Nominees: (01) R. Jay Gerken, (02) Roderick C. Rasmussen,
                    (03) John P. Toolan

            FOR                     WITHHELD
         [         ]                        [         ]

         [         ]
         For all nominees except as noted above


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
         [          ]

PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature: ____________________________ Date: ______________

Signature: ____________________________ Date: ______________